Reverse Merger	6 Months Ended
Jun. 30, 2011
Dispositions and Acquisitions
Reverse Merger

Note 3 —  Reverse Merger

On February 14, 2011, pursuant to an Agreement and Plan of Merger (“Merger Agreement”) by and among SLSC, St. Lawrence Merger Sub, Inc. (“Merger Co”) and Nytis USA, Merger Co merged with and into Nytis USA with Nytis USA remaining as the surviving subsidiary of SLSC.  Per the terms of the Merger Agreement, in exchange for all the outstanding common shares of Nytis USA, SLSC issued 47,000,003 shares of common stock of SLSC (restricted under SEC Rule 144) which represented an exchange ratio of approximately 1,631 shares of SLSC for each share of Nytis USA.

For accounting purposes, the business combination was considered a “reverse merger” in which Nytis USA was considered the accounting acquirer.  The combination was recorded as a recapitalization under which SLSC issued shares in exchange for the net assets of Nytis USA.  The assets of Nytis USA were recorded at their respective book value and were not adjusted to their estimated fair value.  No goodwill or other intangible assets were recorded in the transaction.

All share amounts, including those for which any securities are exercisable or convertible, have been adjusted to reflect the conversion ratio used in the merger.  In addition, stockholders’ equity and earnings per share have been retroactively restated to reflect the number of shares of SLSC common stock received by Nytis USA stockholders in the merger.  Also, as a result of the completion of the merger, SLSC amended its bylaws to change the fiscal year of the Company from March 31 to December 31.